Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the the filing of this quarterly report of Cooper-Standard Holdings Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2019, with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2019	By:	/S/ JEFFREY S. EDWARDS
Jeffrey S. Edwards
Chief Executive Officer
(Principal Executive Officer)

/S/ JONATHAN P. BANAS
Jonathan P. Banas
Chief Financial Officer
(Principal Financial Officer)